UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01530

Name of Registrant:	Vanguard Explorer Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:  October 31

Date of reporting period: November 1, 2018—October 31, 2019

Item 1: Reports to Shareholders

Annual Report | October 31, 2019 Vanguard Explorer™ Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisors’ Report	3
About Your Fund’s Expenses	10
Performance Summary	12
Financial Statements	14

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

November 18, 2019

Your Fund’s Performance at a Glance

•     Vanguard Explorer Fund returned 10.15% for Investor Shares and 10.27% for Admiral Shares for the 12 months ended October 31, 2019. The fund trailed its benchmark, the Russell 2500 Growth Index, which returned 11.77%.

•     The broad U.S. stock market, as measured by the Russell 3000 Index, climbed more than 13% for the 12 months. While stocks endured stretches of volatility, their performance was boosted by the Federal Reserve’s accommodative stance and by corporate earnings that largely exceeded investor expectations.

•     Growth stocks outperformed their value counterparts, while large- and mid-capitalization stocks surpassed small-caps.

•     Returns were positive for eight of the fund’s 11 sectors. Strong selection in health care and industrials contributed most to relative performance. Weak selection in information technology, communication services, and materials detracted most.

•     Over the decade ended October 31, 2019, the fund’s average annualized return nearly kept pace with that of its expense-free benchmark.

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.15%	14.73%	10.55%
Russell 2000 Index (Small-caps)	4.90	10.96	7.37
Russell 3000 Index (Broad U.S. market)	13.49	14.47	10.31
FTSE All-World ex US Index (International)	11.52	8.21	4.16

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	11.51%	3.29%	3.24%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	9.42	3.62	3.55
FTSE Three-Month U.S. Treasury Bill Index	2.35	1.57	0.98

CPI
Consumer Price Index	1.76%	2.11%	1.62%

Advisors’ Report

For the 12 months ended October 31, 2019, Vanguard Explorer Fund returned 10.15% for Investor Shares and 10.27% for Admiral Shares. It underperformed its benchmark, the Russell 2500 Growth Index, which returned 11.77%.

Your fund is managed by five independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table on pages 8–9 lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies.

The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 19, 2019.

Wellington Management Company LLP

Portfolio Managers:

Kenneth L. Abrams, Senior Managing

Director and Equity Portfolio Manager

Daniel J. Fitzpatrick, CFA, Senior Managing

Director and Equity Portfolio Manager

Over the 12-month period, small-capitalization stocks posted positive results amid increasing macroeconomic and market volatility. These results were tempered in part by continued enthusiasm for certain growth-oriented sectors of the market. Small-caps weakened in the final months of 2018 and, despite some performance recovery in 2019, have continued to lag larger-cap securities. Although more growth-oriented areas of the market generated strong returns throughout this period, cyclical areas faced greater headwinds because of concerns about broader economic stability and growth.

Our portion of the fund performed well on both an absolute and relative basis. Our bottom-up stock selection contributed to strong results in eight of 11 sectors, most notably in health care, energy, and consumer staples. Strong selection was partly offset by weaker selection within materials, consumer discretionary, and communication services. Sector allocation, a result of our selection process, detracted from the positive results. Our underweight position in information technology and overweight allocation to energy dampened returns.

One of our IT holdings, Entegris, a provider of products and systems that purify, protect, and transport critical materials used in semiconductor devices, was among the top relative and absolute contributors. Shares rose as the company delivered strong bottom-line expansion and earnings surpassed the five-year average. We believe that technology transitions throughout the semiconductor industry will continue to drive demand for the company’s services and propel growth.

Another IT stock, 2U, was the biggest relative and absolute detractor. Shares of the education technology company, which enables the online delivery of university graduate programs and nondegree offerings, declined as the company lowered its guidance amid a slowdown in revenue growth for its graduate program segment. We eliminated our position because of concerns about rising competition.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of Alpha Equity Investments

Investment environment

The recent macroeconomic environment—characterized by high economic and policy uncertainty, low economic growth, and low interest rates—contributed to some extraordinary trends in the equity markets during the 12 months. These trends are not unusual at the late stage of a business cycle and include the following:

•     Value underperformance. The markets have experienced their longest stretch of value underperformance since the dot-com bubble burst in 2000. Investors have flocked to high-growth-potential companies, hoping for higher returns without necessarily looking at the underlying earnings. Those companies then trade at inflated valuations that increasingly diverge from those of value companies.

•     Trading on sentiment. The equity market has been trading mostly on sentiment. Investors have reacted to macroeconomic shocks such as tariffs and Federal Reserve rate announcements while largely ignoring fundamentals (such as quality and growth) since the spring of 2018.

•     “Junk” rally. A big junk rally, during which stocks with high valuations and low-quality earnings have outperformed, began in January 2019. It has been a risk-on and fundamental-off market, with investors giving up safety for returns.

Investment strategy

Although it’s important to understand how overall portfolio performance is affected by the macroeconomic factors described above, our approach to investing focuses on fundamentals—not technical analysis of stock price movements.

We use a strict quantitative approach to evaluate a stock’s attractiveness based on five characteristics: high quality—healthy balance sheets and steady cash-flow generation; management decisions—sound investment policies that favor internal over external funding; consistent earnings growth—the ability to grow earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—we strive to avoid overpriced stocks.

The interaction of these characteristics generates an expected return that seeks to capitalize on investor biases. We then construct our portfolio with the goal of maximizing these expected returns and minimizing exposure to risks that our research indicates do not improve returns, such as industry selection and other risks relative to our benchmark.

Portfolio update

Against the fiscal year’s unusual backdrop, market sentiment was the only model that helped our portfolio’s relative performance. Strong selection in financials made that sector the sole positive contributor to our results on a relative basis. Health care, consumer discretionary, and communication services were our biggest detractors.

The portfolio benefited from overweight positions in Generac Holdings in industrials, RH in consumer discretionary, and Atlassian and Advanced Micro Devices in IT. Returns were eroded most by overweight positions in Boingo Wireless in communication services, WW International and Tailored Brands in consumer discretionary, Medifast in consumer staples, and Zscaler in IT.

ClearBridge Investments, LLC

Portfolio Managers:

Brian Angerame, Managing Director

Derek Deutsch, CFA, Managing Director

Aram Green, Managing Director

Jeffrey Russell, CFA, Managing Director

The equity market headed lower in December 2018 as trade rhetoric reached a fever pitch. From Christmas Eve lows, the Russell 2500 Growth Index sharply recovered until peaking in July 2019. The last third of the 12-month period was marked by anxieties over trade frictions, further slowing of the global industrial recovery, and idiosyncratic events (such as the September 2019 attack on the Saudi oil complex). The 10-year U.S. Treasury yield decline of over 150 basis points was very supportive of equities, while earnings expectations were reset lower. (A basis point is one-hundredth of a percentage point.)

The health care sector provided the bulk of the portfolio’s outperformance during the 12 months. Innovators Insulet and Medidata Solutions are transforming treatment models in an industry desperate for cost efficiency. The industrial sector was also a strong contributor, with used-vehicle processor Copart and residential decking manufacturer Trex driving exceptional volume and profit gains.

The information technology sector was a modest detractor. Application management software developer New Relic was the primary laggard because of short-term sales execution issues and new-product delays, which we believe have been rectified.

We are optimistic about the companies owned in the portfolio. We are confident in the ability of their managements to steer through, in many instances, rapidly changing industry environments while balancing returns to shareholders with investments in substantial growth opportunities.

Stephens Investment Management Group, LLC

Portfolio Manager:

Ryan E. Crane, CFA,

Chief Investment Officer

Macroeconomic issues, politics, and policy dominated the investment landscape over the 12 months. Globally, interest rates moved deeper into negative territory, raising long-term concerns about economic growth and in part forcing the Federal Reserve back into a more accommodative stance. As we reached the anniversary of the 2018 tax cuts, corporate profit growth slowed, primarily because manufacturing and trade-related businesses were affected by uncertainty about a U.S.-China trade deal.

The volatility in sentiment led to volatility in the performance of investment styles. With our long-term focus and disciplined process, however, this environment did not lead us to make significant changes to the portfolio. As growth slowed, we have found fewer compelling opportunities, and our portfolio holds 10% fewer securities than at this time last year.

From a style standpoint, initially we did well with our concentration in secular growth companies. Later in the period, as investors began to anticipate looser monetary policy, lower-quality stocks began to outperform. Our strongest performance came from information technology stocks, particularly software companies. One of the portfolio’s largest and most successful themes involves smaller software companies that dominate some industry vertical applications. Energy stocks dragged on performance, and we reduced our exposure throughout the period.

With so many investors using a top-down or factor-based approach, fewer investors are focused on company-specific fundamentals. As a result, we believe that the market is becoming much less efficient. This inefficiency should present more opportunity for us, but not without a more volatile path.

ArrowMark Partners

Portfolio Managers:

Chad Meade, Partner

Brian Schaub, CFA, Partner

After a volatile four quarters, U.S. equity markets ended the trailing one-year period with positive results. Strong absolute performance year-to-date in 2019 was partly offset by a market sell-off during the latter part of 2018. Despite the positive returns, the U.S. and global economies still face headwinds, as trade disruptions, a contraction in manufacturing, and geopolitical risks weigh on the markets. Balancing these concerns, strong employment numbers and benign inflation continue to provide a boost to the economy. During the period, Federal Reserve policymakers responded to heightened global economic risks by cutting the federal funds rate three times.

Industrial holdings collectively delivered the largest positive contribution to our portfolio’s returns during the period. Within industrials, commercial and professional services companies including Clean Harbors performed strongly. We continue to like the company for its collection of incinerator assets, which are nearly impossible to replicate and give the company a solid competitive advantage. Consumer discretionary holdings such as Skechers USA and Frontdoor also added to results.

Although a positive overall contributor to performance, stock selection in the information technology sector was the largest detractor from relative returns. Our more defensive and lower multiple holdings underperformed their higher-growth and more expensive counterparts. The health care sector also dampened results, in part because medical technology company Axogen underperformed.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$Million	Investment Strategy
Wellington Management Company LLP	36	5,694

Conducts research and analysis of individual companies to select stocks believed to have exceptional growth potential relative to their market valuations. Each stock is considered individually before purchase, and company developments are continually monitored for comparison with expectations for growth.

ClearBridge Investments, LLC	17	2,701

The firm seeks to invest in cash-generative, quality growth companies that are category leaders (or have the ability to become market leaders), and display capital allocation discipline aimed at fueling long-term sustainable growth. ClearBridge focuses on cash-flow-based metrics to value companies, as well as revenue or earnings multiples, relying on the most appropriate valuation metrics for each company. This approach aligns with the team’s style of investing in cash-generative, quality growth companies. The research process is disciplined and collaborative, with each member of the team executing on a shared investment philosophy and process.

Vanguard Quantitative Equity Group	16	2,599

Employs a quantitative fundamental management approach, using models that assess valuation, growth prospects, management decisions, market sentiment, and earnings and balance-sheet quality of companies as compared with their peers.

Stephens Investment Management Group, LLC	15	2,466

Employs a disciplined, bottom-up investment selection process that combines rigorous fundamental analysis with quantitative screening to identify companies with superior earnings growth potential. The approach screens for core growth stocks and for catalyst stocks. Core growth stocks have strong growth franchises, recurring revenue, and above-average growth rates; catalyst stocks are experiencing changes that could lead to accelerated earnings growth.

	Fund Assets Managed
Investment Advisor	%	$Million	Investment Strategy
ArrowMark Partners	14	2,272

The firm employs a “risk-before-reward” investment strategy and in-depth fundamental research to uncover companies that, in its opinion, can control their own economic destiny across market environments. The portfolio managers start by identifying businesses with strong competitive advantages in industries with high barriers to entry and then narrow their focus to companies with large potential markets and high-quality business models focused on the future. Across this entire investment process, the team takes steps to deliver strong downside protection, resulting in a diversified portfolio of 75–100 stocks.

Cash Investments	2	356	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	4/30/2019	10/31/2019	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$994.81	$2.16
Admiral™ Shares	1,000.00	995.27	1.66
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.04	$2.19
Admiral Shares	1,000.00	1,023.54	1.68

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.43% for Investor Shares and 0.33% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2009, Through October 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Explorer Fund Investor Shares	10.15%	9.83%	14.10%	$37,414
Russell 2500 Growth Index	11.77	9.83	14.42	38,452
Dow Jones U.S. Total Stock Market Float Adjusted Index	13.39	10.26	13.62	35,859

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Explorer Fund Admiral Shares	10.27%	9.97%	14.27%	$189,768
Russell 2500 Growth Index	11.77	9.83	14.42	192,262
Dow Jones U.S. Total Stock Market Float Adjusted Index	13.39	10.26	13.62	179,296

See Financial Highlights for dividend and capital gains information.

Explorer Fund

Sector Diversification

As of October 31, 2019

Communication Services	3.4%
Consumer Discretionary	14.6
Consumer Staples	2.3
Energy	1.3
Financials	7.0
Health Care	19.0
Industrials	20.3
Information Technology	23.8
Materials	3.6
Real Estate	4.0
Utilities	0.7

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Explorer Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of October 31, 2019

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Common Stocks
Communication Services
*	Live Nation Entertainment Inc.	1,645,589	116,014	0.7%
	Cinemark Holdings Inc.	2,817,830	103,133	0.6%
	Communication Services—Other †		299,561	1.9%
			518,708	3.2%
Consumer Discretionary
*	Burlington Stores Inc.	705,793	135,632	0.8%
*	MercadoLibre Inc.	204,313	106,553	0.7%
*	Skechers U.S.A. Inc. Class A	2,815,697	105,223	0.7%
	Carter’s Inc.	961,886	96,419	0.6%
	Monro Inc.	1,224,589	85,856	0.5%
*,^	Carvana Co. Class A	1,010,000	81,891	0.5%
*	Under Armour Inc. Class C	4,156,963	76,904	0.5%
*	Deckers Outdoor Corp.	477,268	72,974	0.4%
	Acushnet Holdings Corp.	2,498,068	71,070	0.4%
*,1	Houghton Mifflin Harcourt Co.	7,000,350	45,222	0.3%
	Consumer Discretionary—Other †		1,361,846	8.5%
			2,239,590	13.9%

Consumer Staples †			355,151	2.2%

Energy
	Delek US Holdings Inc.	1,918,336	76,638	0.5%
	Energy—Other †		117,611	0.7%
			194,249	1.2%
Financials
	Assurant Inc.	727,237	91,683	0.6%
*	SVB Financial Group	364,006	80,620	0.5%
	Assured Guaranty Ltd.	1,682,439	78,940	0.5%

Explorer Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	Voya Financial Inc.	1,434,671	77,415	0.5%
	MGIC Investment Corp.	5,333,423	73,121	0.4%
	Financials—Other †		663,050	4.1%
			1,064,829	6.6%
Health Care
*	ICON plc	1,224,668	179,904	1.1%
*	Insulet Corp.	948,774	137,876	0.9%
*	Mettler-Toledo International Inc.	118,065	83,229	0.5%
*	Penumbra Inc.	529,025	82,512	0.5%
	Hill-Rom Holdings Inc.	774,891	81,123	0.5%
	Encompass Health Corp.	1,204,074	77,085	0.5%
*	Haemonetics Corp.	617,768	74,583	0.5%
*	Molina Healthcare Inc.	633,693	74,548	0.5%
*	Amedisys Inc.	571,067	73,394	0.4%
*,1	Endologix Inc.	1,055,952	2,587	0.0%
	Health Care—Other †		2,052,825	12.8%
			2,919,666	18.2%
Industrials
*	Clean Harbors Inc.	1,618,045	133,424	0.8%
*	TriNet Group Inc.	2,052,354	108,754	0.7%
*	Trex Co. Inc.	1,217,309	106,989	0.7%
*	Sensata Technologies Holding plc	1,974,151	101,057	0.6%
*	AerCap Holdings NV	1,690,556	97,849	0.6%
*	Kirby Corp.	1,196,515	94,716	0.6%
*	Copart Inc.	1,103,740	91,213	0.6%
	John Bean Technologies Corp.	879,375	90,373	0.6%
	Advanced Drainage Systems Inc.	2,234,647	82,727	0.5%
	Woodward Inc.	773,028	82,451	0.5%
	Fortune Brands Home & Security Inc.	1,340,700	80,509	0.5%
	Kennametal Inc.	2,296,379	71,073	0.4%
	Industrials—Other †		1,965,678	12.2%
			3,106,813	19.3%
Information Technology
*	Five9 Inc.	2,231,081	123,847	0.8%
*	Cornerstone OnDemand Inc.	2,043,526	119,689	0.7%
*,1	Cardtronics plc Class A	3,235,079	110,834	0.7%
*	Cadence Design Systems Inc.	1,660,669	108,525	0.7%
*	Fortinet Inc.	1,234,624	100,696	0.6%
*	DocuSign Inc. Class A	1,459,347	96,594	0.6%
*	New Relic Inc.	1,200,893	76,929	0.5%
	Power Integrations Inc.	838,357	76,383	0.5%
*	SVMK Inc.	4,027,727	74,110	0.5%
*	Tower Semiconductor Ltd.	3,260,081	71,494	0.4%
	Information Technology—Other †		2,685,027	16.7%
			3,644,128	22.7%
Materials
	Louisiana-Pacific Corp.	2,757,600	80,605	0.5%
	Materials—Other †		460,863	2.9%
			541,468	3.4%
Other
2	Vanguard Small-Cap ETF	945,721	147,939	0.9%

Explorer Fund

				Market	Percentage
				Value•	of Net
			Shares	($000)	Assets
Real Estate
SBA Communications Corp. Class A			361,206	86,924	0.5%
Real Estate—Other †				507,341	3.2%
				594,265	3.7%
Utilities
Pattern Energy Group Inc. Class A			2,807,395	78,691	0.5%
Utilities—Other †				19,178	0.1%
				97,869	0.6%
Total Common Stocks (Cost $12,194,115)				15,424,675	95.9%[3]

	Coupon
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	1.984%		7,867,350	786,814	4.9%

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreement
Deutsche Bank Securities, Inc. (Dated 10/31/19,Repurchase Value $38,102,000 collateralized by Federal National Mortgage Assn., 3.500%–4.500%,1/1/43–6/1/48, with a value of $38,862,000)	1.750%	11/1/19	38,100	38,100	0.2%

6U.S. Government and Agency Obligations †				19,629	0.1%
Total Temporary Cash Investments (Cost $844,474)				844,543	5.2%[3]
Total Investments (Cost $13,038,589)				16,269,218	101.1%
Other Assets and Liabilities
Other Assets[5]				67,147	0.4%
Liabilities[5]				(247,870)	(1.5%)
				(180,723)	(1.1%)
Net Assets				16,088,495	100.0%

Explorer Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	15,175,822
Affiliated Issuers	1,093,396
Total Investments in Securities	16,269,218
Investment in Vanguard	749
Receivables for Investment Securities Sold	55,310
Receivables for Accrued Income	2,768
Receivables for Capital Shares Issued	6,731
Other Assets[5]	1,589
Total Assets	16,336,365
Liabilities
Payables for Investment Securities Purchased	37,210
Collateral for Securities on Loan	163,923
Payables to Investment Advisor	7,734
Payables for Capital Shares Redeemed	24,854
Payables to Vanguard	11,460
Variation Margin Payable—Futures Contracts	2,689
Total Liabilities	247,870
Net Assets	16,088,495

Explorer Fund

At October 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	12,066,681
Total Distributable Earnings (Loss)	4,021,814
Net Assets	16,088,495

Investor Shares—Net Assets
Applicable to 34,624,751 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,519,967
Net Asset Value Per Share—Investor Shares	$101.66

Admiral Shares—Net Assets
Applicable to 132,798,585 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,568,528
Net Asset Value Per Share—Admiral Shares	$94.64

•       See Note A in Notes to Financial Statements.

*       Non-income-producing security.

^    Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $155,602,000.

†   Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1   Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

2   Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.1% and 3.0%, respectively, of net assets.

4   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5   Collateral of $163,923,000 was received for securities on loan, of which $163,458,000 is held in Vanguard Market Liquidity Fund and $465,000 is held in cash.

6   Securities with a value of $16,302,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	December 2019	4,675	365,445	5,387

See accompanying Notes, which are integral part of the Financial Statements.

Explorer Fund

Statement of Operations

Year Ended
October 31, 2019
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	101,475
Dividends—Affiliated Issuers	2,362
Interest—Unaffiliated Issuers	1,970
Interest—Affiliated Issuers	12,293
Securities Lending—Net	4,310
Total Income	122,410
Expenses
Investment Advisory Fees—Note B
Basic Fee	26,880
Performance Adjustment	5,332
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,900
Management and Administrative—Admiral Shares	15,071
Marketing and Distribution—Investor Shares	345
Marketing and Distribution—Admiral Shares	655
Custodian Fees	116
Auditing Fees	40
Shareholders’ Reports—Investor Shares	57
Shareholders’ Reports—Admiral Shares	92
Trustees’ Fees and Expenses	19
Total Expenses	56,507
Net Investment Income	65,903
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	799,941
Investment Securities Sold—Affiliated Issuers	29,680
Futures Contracts	(74,971)
Foreign Currencies	(8)
Realized Net Gain (Loss)	754,642
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	634,554
Investment Securities—Affiliated Issuers	(25,615)
Futures Contracts	50,246
Foreign Currencies	—
Change in Unrealized Appreciation (Depreciation)	659,185
Net Increase (Decrease) in Net Assets Resulting from Operations	1,479,730

1   Dividends are net of foreign withholding taxes of $579,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	65,903	58,768
Realized Net Gain (Loss)	754,642	1,437,080
Change in Unrealized Appreciation (Depreciation)	659,185	14,110
Net Increase (Decrease) in Net Assets Resulting from Operations	1,479,730	1,509,958
Distributions
Net Investment Income
Investor Shares	(9,514)	(15,839)
Admiral Shares	(47,887)	(44,212)
Realized Capital Gain[1]
Investor Shares	(295,293)	(363,510)
Admiral Shares	(1,006,168)	(1,024,156)
Total Distributions	(1,358,862)	(1,447,717)
Capital Share Transactions
Investor Shares	68,365	(139,760)
Admiral Shares	862,924	2,079,666
Net Increase (Decrease) from Capital Share Transactions	931,289	1,939,906
Total Increase (Decrease)	1,052,157	2,002,147
Net Assets
Beginning of Period	15,036,338	13,034,191
End of Period	16,088,495	15,036,338

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $291,308,000 and $300,088,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$102.25	$102.10	$83.91	$90.55	$105.28
Investment Operations
Net Investment Income	.333 [1]	.325 [1]	.421 [1]	.393	.281
Net Realized and Unrealized Gain (Loss) on Investments	8.234	11.192	21.657	1.581	(.900)
Total from Investment Operations	8.567	11.517	22.078	1.974	(.619)
Distributions
Dividends from Net Investment Income	(.286)	(.475)	(.318)	(.270)	(.152)
Distributions from Realized Capital Gains	(8.871)	(10.892)	(3.570)	(8.344)	(13.959)
Total Distributions	(9.157)	(11.367)	(3.888)	(8.614)	(14.111)
Net Asset Value, End of Period	$101.66	$102.25	$102.10	$83.91	$90.55

Total Return[2]	10.15%	12.12%	27.10%	2.47%	- 0.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,520	$3,420	$3,520	$3,324	$3,863
Ratio of Total Expenses to Average Net Assets[3]	0.45%	0.44%	0.43%	0.45%	0.48%
Ratio of Net Investment Income to Average Net Assets	0.33%	0.31%	0.45%	0.46%	0.27%
Portfolio Turnover Rate	41%	50%	76%	66%	62%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.02%, (0.01%), (0.02%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$95.24	$94.99	$78.07	$84.28	$98.03
Investment Operations
Net Investment Income	.409 [1]	.418 [1]	.495 [1]	.473	.402
Net Realized and Unrealized Gain (Loss) on Investments	7.648	10.405	20.145	1.455	(.853)
Total from Investment Operations	8.057	10.823	20.640	1.928	(.451)
Distributions
Dividends from Net Investment Income	(.393)	(.438)	(.403)	(.383)	(.324)
Distributions from Realized Capital Gains	(8.264)	(10.135)	(3.317)	(7.755)	(12.975)
Total Distributions	(8.657)	(10.573)	(3.720)	(8.138)	(13.299)
Net Asset Value, End of Period	$94.64	$95.24	$94.99	$78.07	$84.28

Total Return[2]	10.27%	12.24%	27.25%	2.60%	-0.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,569	$11,616	$9,514	$7,496	$7,577
Ratio of Total Expenses to Average Net Assets[3]	0.34%	0.32%	0.31%	0.33%	0.34%
Ratio of Net Investment Income to Average Net Assets	0.44%	0.43%	0.57%	0.58%	0.41%
Portfolio Turnover Rate	41%	50%	76%	66%	62%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.02%, (0.01%), (0.02%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Explorer Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2019, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

Explorer Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2019, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   The investment advisory firms Wellington Management Company LLP, ClearBridge Investments, LLC, Stephens Investment Management Group, LLC, and ArrowMark Colorado Holdings, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the preceding three years. The basic fee of ClearBridge Investments, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since April 30, 2017. The basic fees of Stephens Investment Management Group, LLC, and ArrowMark Colorado Holdings, LLC, are subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the preceding five years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $1,316,000 for the year ended October 31, 2019.

For the year ended October 31, 2019, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.17% of the fund’s average net assets, before an increase of $5,332,000 (0.03%) based on performance.

C.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines

Explorer Fund

approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2019, the fund had contributed to Vanguard capital in the amount of $749,000, representing less than 0.01% of the fund’s net assets and 0.30% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2019, based on the inputs used to value them:

Investments	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
Common Stocks	15,362,629	62,046	—
Temporary Cash Investments	786,814	57,729	—
Futures Contracts—Liabilities[1]	(2,689)	—	—
Total	16,146,754	119,775	—

1   Represents variation margin on the last day of the reporting period.

E.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount ($000)
Paid-in Capital	46,484
Total Distributable Earnings (Loss)	(46,484)

Explorer Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount ($000)
Undistributed Ordinary Income	41,678
Undistributed Long-Term Gains	765,935
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	3,224,317

As of October 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	13,044,899
Gross Unrealized Appreciation	4,247,958
Gross Unrealized Depreciation	(1,023,639)
Net Unrealized Appreciation (Depreciation)	3,224,319

F.   During the year ended October 31, 2019, the fund purchased $6,150,342,000 of investment securities and sold $6,619,235,000 of investment securities, other than temporary cash investments.

G.   Capital share transactions for each class of shares were:

	Year Ended October 31,
	2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	455,601	4,726	679,093	6,415
Issued in Lieu of Cash Distributions	297,042	3,500	372,091	3,912
Redeemed	(684,278)	(7,051)	(1,190,944)	(11,352)
Net Increase (Decrease)—Investor Shares	68,365	1,175	(139,760)	(1,025)
Admiral Shares
Issued	2,130,012	23,355	2,622,158	26,577
Issued in Lieu of Cash Distributions	976,574	12,373	995,253	11,246
Redeemed	(2,243,662)	(24,896)	(1,537,745)	(16,017)
Net Increase (Decrease)—Admiral Shares	862,924	10,832	2,079,666	21,806

Explorer Fund

H.   Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss )	App. (Dep. )	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Cardtronics plc Class A	79,452	8,899	—	—	22,483	—	—	110,834
Endologix Inc.	NA1	5,301	—	—	(5,813)	—	—	2,587
Houghton Mifflin Harcourt Co.	—	62,761	—	—	(17,539)	—	—	45,222
Vanguard Market Liquidity Fund	726,044	NA2	NA2	43	20	12,293	—	786,814
Vanguard Small-Cap ETF	228,153	499,295	583,146	(16,898)	20,535	2,362	—	147,939
Vanguard Small-Cap Growth ETF	63,818	—	65,052	46,535	(45,301)	—	—	—
Total	1,097,467			29,680	(25,615)	14,655	—	1,093,396

1   Not applicable—at October 31, 2018, the issuer was not an affiliated company of the fund.

2   Not applicable—purchases and sales are for temporary cash investment purposes.

I.    Management has determined that no events or transactions occurred subsequent to October 31, 2019, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Explorer Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets—investments summary and statement of assets and liabilities of Vanguard Explorer Fund (the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for Vanguard Explorer Fund

This information for the fiscal year ended October 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,054,664,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $76,338,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (October 2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q240 122019

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)        Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2019: $40,000
Fiscal Year Ended October 31, 2018: $41,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2019: $9,568,215
Fiscal Year Ended October 31, 2018: $9,734,277

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended October 31, 2019: $3,012,031
Fiscal Year Ended October 31, 2018: $5,581,336

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)        Tax Fees.

Fiscal Year Ended October 31, 2019: $357,238
Fiscal Year Ended October 31, 2018: $347,985

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)        All Other Fees.

Fiscal Year Ended October 31, 2019: $0
Fiscal Year Ended October 31, 2018: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)        Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2019: $357,238
Fiscal Year Ended October 31, 2018: $347,985

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)        For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Explorer Fund

Schedule of Investments

October 31, 2019

		Shares	Market Value ($000)
Common Stocks (95.9%)[1]
Communication Services (3.2%)
*	Live Nation Entertainment Inc.	1,645,589	116,014
	Cinemark Holdings Inc.	2,817,830	103,133
	New York Times Co. Class A	1,975,052	61,029
*	Bandwidth Inc. Class A	785,261	44,092
*	Yelp Inc. Class A	1,033,000	35,649
*	IAC/InterActiveCorp	146,672	33,331
*	Take-Two Interactive Software Inc.	202,433	24,363
	National CineMedia Inc.	2,753,073	23,112
^	Match Group Inc.	189,786	13,852
*	Electronic Arts Inc.	139,290	13,428
*	Cargurus Inc.	362,254	12,168
*	Glu Mobile Inc.	1,769,271	10,492
*	Boingo Wireless Inc.	902,091	8,543
*	TechTarget Inc.	196,482	4,794
	Nexstar Media Group Inc. Class A	48,923	4,760
*	Liberty TripAdvisor Holdings Inc. Class A	366,586	3,537
	Shenandoah Telecommunications Co.	106,187	3,415
	Meredith Corp.	55,317	2,085
*	MSG Networks Inc.	56,187	911
			518,708
Consumer Discretionary (13.9%)
*	Burlington Stores Inc.	705,793	135,632
*	MercadoLibre Inc.	204,313	106,553
*	Skechers U.S.A. Inc. Class A	2,815,697	105,223
	Carter’s Inc.	961,886	96,419
	Monro Inc.	1,224,589	85,856
*,^	Carvana Co. Class A	1,010,000	81,891
*	Under Armour Inc. Class C	4,156,963	76,904
*	Deckers Outdoor Corp.	477,268	72,974
	Acushnet Holdings Corp.	2,498,068	71,070
*	Skyline Champion Corp.	2,341,805	66,109
	Hanesbrands Inc.	4,332,866	65,903
*	Sally Beauty Holdings Inc.	3,883,596	60,196
	La-Z-Boy Inc.	1,659,066	58,913
	Hyatt Hotels Corp. Class A	772,700	57,752
*	Etsy Inc.	1,288,430	57,322
^	Children’s Place Inc.	601,571	49,275
	Cheesecake Factory Inc.	1,161,143	48,524
	Aaron’s Inc.	644,165	48,267
	Domino’s Pizza Inc.	175,649	47,710
*	Grand Canyon Education Inc.	503,524	46,304
*,2	Houghton Mifflin Harcourt Co.	7,000,350	45,222
*	frontdoor Inc.	895,531	43,191
	Core-Mark Holding Co. Inc.	1,412,029	43,095
	Advance Auto Parts Inc.	244,000	39,645
	Polaris Inc.	382,956	37,779
	Wingstop Inc.	437,115	36,469
*	Shutterstock Inc.	788,363	31,992
*	Ollie’s Bargain Outlet Holdings Inc.	476,710	30,452
*	Lululemon Athletica Inc.	149,003	30,437
*	Chewy Inc.	1,186,967	29,282
*	Bright Horizons Family Solutions Inc.	183,988	27,326
*	Floor & Decor Holdings Inc. Class A	576,483	26,420
*	Five Below Inc.	172,406	21,570
*	Planet Fitness Inc. Class A	326,850	20,807
	Wolverine World Wide Inc.	679,814	20,177
*,^	YETI Holdings Inc.	520,639	17,342
*	NVR Inc.	4,747	17,263
*,^	Canada Goose Holdings Inc.	406,957	17,023
*,^	RH	91,120	16,556
	Brinker International Inc.	368,296	16,371

1

Vanguard® Explorer Fund

Schedule of Investments

October 31, 2019

		Shares	Market Value ($000)
	PulteGroup Inc.	413,223	16,215
*	TopBuild Corp.	145,847	15,158
	Lithia Motors Inc. Class A	88,060	13,868
*	SeaWorld Entertainment Inc.	483,903	12,785
	Dave & Buster’s Entertainment Inc.	318,101	12,654
	Rent-A-Center Inc.	474,064	12,264
	H&R Block Inc.	484,796	12,115
*	Fox Factory Holding Corp.	169,912	10,354
*	Farfetch Ltd. Class A	1,117,799	9,982
	Dine Brands Global Inc.	133,959	9,799
*	Chegg Inc.	310,135	9,509
*	Boot Barn Holdings Inc.	258,076	9,046
*	TRI Pointe Group Inc.	551,027	8,673
*	Murphy USA Inc.	70,837	8,354
	Kontoor Brands Inc.	204,684	7,778
*	Zumiez Inc.	200,640	6,402
	Lear Corp.	53,085	6,252
*	Taylor Morrison Home Corp. Class A	205,180	5,140
*	Helen of Troy Ltd.	33,685	5,045
	Bloomin’ Brands Inc.	253,541	5,023
*	GrubHub Inc.	137,256	4,675
*	Asbury Automotive Group Inc.	42,057	4,337
	Jack in the Box Inc.	49,605	4,168
	Vail Resorts Inc.	15,980	3,713
	KB Home	102,905	3,673
*	Fossil Group Inc.	321,676	3,500
*	Sleep Number Corp.	67,520	3,249
	Wendy’s Co.	146,444	3,102
	Gentex Corp.	108,497	3,043
	Ruth’s Hospitality Group Inc.	64,615	1,330
	Columbia Sportswear Co.	12,917	1,168
			2,239,590
Consumer Staples (2.2%)
	Nu Skin Enterprises Inc. Class A	1,373,379	61,225
*	Performance Food Group Co.	1,321,987	56,330
	Casey’s General Stores Inc.	288,855	49,339
*	BJ’s Wholesale Club Holdings Inc.	1,390,000	37,113
	Sanderson Farms Inc.	216,983	33,591
	Calavo Growers Inc.	344,459	29,875
*	Nomad Foods Ltd.	1,325,161	25,854
*	Monster Beverage Corp.	370,208	20,780
	Coca-Cola Consolidated Inc.	38,687	10,614
	Medifast Inc.	64,580	7,164
^	B&G Foods Inc.	422,125	6,564
*	Pilgrim’s Pride Corp.	178,805	5,429
*	Post Holdings Inc.	51,871	5,338
*	Boston Beer Co. Inc. Class A	8,698	3,257
*	Herbalife Nutrition Ltd.	59,941	2,678
			355,151
Energy (1.2%)
	Delek US Holdings Inc.	1,918,336	76,638
	Viper Energy Partners LP	1,652,764	39,782
*	Apergy Corp.	1,120,002	28,190
	Cabot Oil & Gas Corp.	876,691	16,342
	Core Laboratories NV	249,011	10,966
	Parsley Energy Inc. Class A	570,966	9,027
	CVR Energy Inc.	119,153	5,650
*	RigNet Inc.	665,780	3,489
*	Renewable Energy Group Inc.	81,379	1,330
*	CONSOL Energy Inc.	91,268	1,208
*	W&T Offshore Inc.	252,712	1,018
*	ProPetro Holding Corp.	78,589	609
			194,249

2

Vanguard® Explorer Fund

Schedule of Investments

October 31, 2019

		Shares	Market Value ($000)
Financials (6.6%)
	Assurant Inc.	727,237	91,683
*	SVB Financial Group	364,006	80,620
	Assured Guaranty Ltd.	1,682,439	78,940
	Voya Financial Inc.	1,434,671	77,415
	MGIC Investment Corp.	5,333,423	73,121
	Synovus Financial Corp.	1,887,760	63,938
	Sterling Bancorp	3,092,926	60,776
	BOK Financial Corp.	714,718	55,141
	Nasdaq Inc.	551,599	55,033
	Redwood Trust Inc.	3,113,939	50,882
	Tradeweb Markets Inc. Class A	1,117,443	46,653
	MarketAxess Holdings Inc.	123,629	45,568
	LPL Financial Holdings Inc.	537,210	43,428
	FirstCash Inc.	465,732	39,303
*	PRA Group Inc.	960,272	32,582
	WisdomTree Investments Inc.	5,454,299	27,871
	Primerica Inc.	156,696	19,772
	Walker & Dunlop Inc.	258,037	16,254
	MSCI Inc. Class A	67,152	15,751
*	Palomar Holdings Inc. Class A	313,568	14,158
	OneMain Holdings Inc.	257,573	10,303
*,^	Health Insurance Innovations Inc. Class A	306,251	8,110
	Bank OZK	274,557	7,704
*	Enova International Inc.	326,767	7,676
	Bank of NT Butterfield & Son Ltd.	221,755	7,307
	CIT Group Inc.	166,885	7,158
	Essent Group Ltd.	131,207	6,835
	Universal Insurance Holdings Inc.	184,462	5,001
*	NMI Holdings Inc. Class A	152,628	4,464
	Erie Indemnity Co. Class A	22,095	4,071
*	Alleghany Corp.	3,879	3,019
*	Blucora Inc.	75,273	1,628
	First Financial Bankshares Inc.	43,129	1,435
	Evercore Inc. Class A	16,693	1,229
			1,064,829
Health Care (18.2%)
*	ICON plc	1,224,668	179,904
*	Insulet Corp.	948,774	137,876
*	Mettler-Toledo International Inc.	118,065	83,229
*	Penumbra Inc.	529,025	82,512
	Hill-Rom Holdings Inc.	774,891	81,123
	Encompass Health Corp.	1,204,074	77,085
*	Haemonetics Corp.	617,768	74,583
*	Molina Healthcare Inc.	633,693	74,548
*	Amedisys Inc.	571,067	73,394
*	Globus Medical Inc.	1,329,933	69,649
*	Integra LifeSciences Holdings Corp.	1,195,300	69,399
*	LHC Group Inc.	563,500	62,532
*	Acadia Healthcare Co. Inc.	1,975,307	59,239
*	Omnicell Inc.	833,292	58,655
*	BioTelemetry Inc.	1,449,069	57,035
	STERIS plc	375,077	53,100
*	IDEXX Laboratories Inc.	176,028	50,170
*	BioMarin Pharmaceutical Inc.	601,000	43,999
*	PRA Health Sciences Inc.	423,065	41,338
*	Ultragenyx Pharmaceutical Inc.	935,100	37,535
*	Avanos Medical Inc.	850,800	37,469
*	Syneos Health Inc.	746,102	37,417
*	DexCom Inc.	241,287	37,216
*	MEDNAX Inc.	1,667,715	36,623
	ResMed Inc.	227,631	33,671
*	Catalent Inc.	679,491	33,057
*	Pacira BioSciences Inc.	768,957	31,135

3

Vanguard® Explorer Fund

Schedule of Investments

October 31, 2019

		Shares	Market Value ($000)
*	ABIOMED Inc.	149,092	30,949
*,^	CRISPR Therapeutics AG	573,824	28,903
*	NuVasive Inc.	408,241	28,797
*	Ligand Pharmaceuticals Inc.	263,115	28,630
*	Arena Pharmaceuticals Inc.	584,300	28,464
*	Repligen Corp.	351,866	27,970
*	Seattle Genetics Inc.	257,100	27,613
*	Y-mAbs Therapeutics Inc.	859,665	26,779
*	Sangamo Therapeutics Inc.	2,895,855	26,207
*	Premier Inc. Class A	778,000	25,347
	Cerner Corp.	376,389	25,263
*	iRhythm Technologies Inc.	371,117	24,798
*	Hologic Inc.	493,426	23,837
*	HMS Holdings Corp.	722,776	23,628
	Chemed Corp.	56,970	22,441
*	Merit Medical Systems Inc.	1,067,639	22,052
*	Blueprint Medicines Corp.	317,100	21,829
*	HealthEquity Inc.	383,085	21,755
*	Arrowhead Pharmaceuticals Inc.	534,771	21,418
*	Charles River Laboratories International Inc.	164,502	21,382
	Cooper Cos. Inc.	69,984	20,365
*	Novocure Ltd.	279,611	20,031
*	Intuitive Surgical Inc.	36,001	19,907
*	Neogen Corp.	302,030	19,650
*	Tandem Diabetes Care Inc.	310,669	19,131
*	Illumina Inc.	64,405	19,033
*	Deciphera Pharmaceuticals Inc.	427,740	18,966
*	Bluebird Bio Inc.	234,000	18,954
*	Heron Therapeutics Inc.	889,111	18,894
*	Revance Therapeutics Inc.	1,193,705	18,693
	Bruker Corp.	414,817	18,459
*	Immunomedics Inc.	1,087,748	17,404
*	Tenet Healthcare Corp.	685,409	17,368
*	Prestige Consumer Healthcare Inc.	486,868	17,264
*	Spectrum Pharmaceuticals Inc.	2,129,885	16,528
*	Medpace Holdings Inc.	220,898	16,265
*	Ionis Pharmaceuticals Inc.	281,119	15,664
*	Integer Holdings Corp.	201,559	15,609
*	Align Technology Inc.	59,563	15,027
*	Masimo Corp.	102,890	15,000
*	Axogen Inc.	1,202,810	14,957
*	Quidel Corp.	259,770	14,781
*,^	Esperion Therapeutics Inc.	360,023	14,318
*	Ironwood Pharmaceuticals Inc. Class A	1,363,738	13,692
*	Veeva Systems Inc. Class A	94,417	13,391
*	Neurocrine Biosciences Inc.	125,355	12,472
*	STAAR Surgical Co.	368,657	12,085
*,^	Viking Therapeutics Inc.	1,859,452	12,031
*	Nevro Corp.	129,877	11,195
*	Agios Pharmaceuticals Inc.	364,948	10,978
*	Enanta Pharmaceuticals Inc.	160,903	9,796
*	Exelixis Inc.	626,731	9,683
	PerkinElmer Inc.	110,039	9,459
*	Natera Inc.	242,674	9,348
*	Endo International plc	1,886,496	8,659
*	Horizon Therapeutics plc	296,804	8,581
*	Tricida Inc.	204,009	7,632
	LeMaitre Vascular Inc.	214,051	7,406
*	SmileDirectClub Inc.	628,922	7,355
*	Vanda Pharmaceuticals Inc.	516,621	6,980
	Ensign Group Inc.	159,494	6,739
*	Halozyme Therapeutics Inc.	432,814	6,631
*	Alkermes plc	327,679	6,400
*	DBV Technologies SA ADR	877,324	6,273

4

Vanguard® Explorer Fund

Schedule of Investments

October 31, 2019

		Shares	Market Value ($000)
*	Global Blood Therapeutics Inc.	130,287	6,247
	US Physical Therapy Inc.	43,797	6,196
*	Veracyte Inc.	268,716	6,162
*	Cytokinetics Inc.	492,604	5,739
*	MacroGenics Inc.	545,655	4,638
*	ImmunoGen Inc.	1,861,938	4,431
*	Iovance Biotherapeutics Inc.	206,375	4,361
	Bio-Techne Corp.	20,536	4,275
*	CareDx Inc.	150,951	3,956
*,^	Zynerba Pharmaceuticals Inc.	481,963	3,740
*	Voyager Therapeutics Inc.	228,519	3,517
*	Myriad Genetics Inc.	104,334	3,513
*	FibroGen Inc.	81,998	3,210
*	Puma Biotechnology Inc.	455,486	3,097
*	ICU Medical Inc.	16,812	2,717
*	Exact Sciences Corp.	29,787	2,591
*,2	Endologix Inc.	1,055,952	2,587
*	Fluidigm Corp.	508,836	2,503
*	ArQule Inc.	228,636	2,311
*,^	Shockwave Medical Inc.	67,454	2,295
	Mesa Laboratories Inc.	9,410	2,143
*	Allscripts Healthcare Solutions Inc.	167,460	1,832
*	Pennant Group Inc.	99,407	1,788
*	Precision BioSciences Inc.	269,349	1,748
*	BioCryst Pharmaceuticals Inc.	854,416	1,709
*	Orthofix Medical Inc.	35,292	1,483
*	Amphastar Pharmaceuticals Inc.	69,074	1,334
*	NanoString Technologies Inc.	58,961	1,333
*	Vericel Corp.	82,301	1,306
*	Acorda Therapeutics Inc.	775,332	1,279
	Luminex Corp.	61,241	1,255
*,^	Clovis Oncology Inc.	387,884	1,230
*	CytomX Therapeutics Inc.	153,833	943
*,^	Novavax Inc.	171,846	717
*	Assertio Therapeutics Inc.	879,479	695
*	Cyclerion Therapeutics Inc.	73,838	176
			2,919,666
Industrials (19.3%)
*	Clean Harbors Inc.	1,618,045	133,424
*	TriNet Group Inc.	2,052,354	108,754
*	Trex Co. Inc.	1,217,309	106,989
*	Sensata Technologies Holding plc	1,974,151	101,057
*	AerCap Holdings NV	1,690,556	97,849
*	Kirby Corp.	1,196,515	94,716
*	Copart Inc.	1,103,740	91,213
	John Bean Technologies Corp.	879,375	90,373
	Advanced Drainage Systems Inc.	2,234,647	82,727
	Woodward Inc.	773,028	82,451
	Fortune Brands Home & Security Inc.	1,340,700	80,509
	Kennametal Inc.	2,296,379	71,073
*	SPX FLOW Inc.	1,505,672	68,177
	BWX Technologies Inc.	1,121,602	65,165
	Actuant Corp. Class A	2,581,719	63,949
*	Rexnord Corp.	2,236,207	63,262
	AGCO Corp.	814,974	62,500
	IDEX Corp.	393,600	61,217
	EnerSys	866,400	57,928
	GATX Corp.	713,857	56,787
	HEICO Corp. Class A	579,721	55,230
*	Middleby Corp.	432,615	52,325
*	Chart Industries Inc.	868,500	50,920
	Watts Water Technologies Inc. Class A	497,318	46,375
	TransUnion	558,768	46,165
*	CoStar Group Inc.	79,840	43,874

5

Vanguard® Explorer Fund

Schedule of Investments

October 31, 2019

		Shares	Market Value ($000)
*	RBC Bearings Inc.	270,721	43,435
*	Teledyne Technologies Inc.	131,430	43,319
	ABM Industries Inc.	1,157,858	42,216
*	United Rentals Inc.	316,000	42,208
*	XPO Logistics Inc.	510,825	39,027
	Verisk Analytics Inc. Class A	268,691	38,880
	Ritchie Bros Auctioneers Inc.	919,707	37,818
*	Masonite International Corp.	615,000	37,767
*	Proto Labs Inc.	389,399	37,760
	Tennant Co.	485,897	37,623
*	Cimpress NV	273,655	36,155
*	Mercury Systems Inc.	395,524	29,134
*	SiteOne Landscape Supply Inc.	322,645	28,412
	Heartland Express Inc.	1,255,733	26,245
	Spirit AeroSystems Holdings Inc. Class A	300,981	24,626
*	Kratos Defense & Security Solutions Inc.	1,287,985	24,317
	MSC Industrial Direct Co. Inc. Class A	300,070	21,968
*	Kornit Digital Ltd.	592,034	20,123
*	Generac Holdings Inc.	206,361	19,930
	Allison Transmission Holdings Inc.	453,212	19,765
*	MRC Global Inc.	1,721,000	19,551
*	IHS Markit Ltd.	278,883	19,527
	Armstrong World Industries Inc.	207,795	19,435
	Matson Inc.	501,932	19,164
	L3Harris Technologies Inc.	92,833	19,152
*	Atkore International Group Inc.	548,643	19,038
	EMCOR Group Inc.	213,069	18,688
*	Axon Enterprise Inc.	364,207	18,622
	Forward Air Corp.	260,914	18,048
*	Meritor Inc.	750,623	16,536
*	Aerojet Rocketdyne Holdings Inc.	379,883	16,422
	JB Hunt Transport Services Inc.	133,953	15,748
*	Continental Building Products Inc.	504,823	15,099
*	MasTec Inc.	235,127	14,799
	Rockwell Automation Inc.	84,841	14,592
	Robert Half International Inc.	252,407	14,455
	Korn Ferry	391,895	14,379
*	Builders FirstSource Inc.	627,085	14,178
	Landstar System Inc.	119,279	13,497
*	HD Supply Holdings Inc.	324,256	12,821
	Wabtec Corp.	179,759	12,470
	Tetra Tech Inc.	135,197	11,826
	Allegion plc	98,153	11,390
	Albany International Corp. Class A	132,738	11,147
*	AeroVironment Inc.	185,286	10,743
	KAR Auction Services Inc.	349,791	8,696
	Huntington Ingalls Industries Inc.	37,778	8,525
	MSA Safety Inc.	62,380	7,490
	ArcBest Corp.	248,617	7,183
*	TrueBlue Inc.	282,708	6,474
*	Gardner Denver Holdings Inc.	202,670	6,451
	Kimball International Inc. Class B	309,189	6,295
*	Herc Holdings Inc.	141,197	6,249
	Hillenbrand Inc.	197,318	6,076
	Lennox International Inc.	24,097	5,961
	Rush Enterprises Inc. Class A	136,052	5,944
	Barrett Business Services Inc.	66,362	5,822
*	JetBlue Airways Corp.	271,356	5,237
	Acuity Brands Inc.	41,753	5,210
*	GMS Inc.	168,331	5,043
*	American Woodmark Corp.	48,126	4,772
*	Hub Group Inc. Class A	101,362	4,642
*	Avis Budget Group Inc.	136,559	4,057
*	FTI Consulting Inc.	36,626	3,988

6

Vanguard® Explorer Fund

Schedule of Investments

October 31, 2019

		Shares	Market Value ($000)
	Covanta Holding Corp.	269,125	3,886
	Hubbell Inc. Class B	19,476	2,760
	Exponent Inc.	35,584	2,261
	HEICO Corp.	17,720	2,186
	Herman Miller Inc.	32,909	1,530
	Simpson Manufacturing Co. Inc.	18,336	1,515
	Alaska Air Group Inc.	21,539	1,496
			3,106,813
Information Technology (22.7%)
*	Five9 Inc.	2,231,081	123,847
*	Cornerstone OnDemand Inc.	2,043,526	119,689
*,2	Cardtronics plc Class A	3,235,079	110,834
*	Cadence Design Systems Inc.	1,660,669	108,525
*	Fortinet Inc.	1,234,624	100,696
*	DocuSign Inc. Class A	1,459,347	96,594
*	New Relic Inc.	1,200,893	76,929
	Power Integrations Inc.	838,357	76,383
*	SVMK Inc.	4,027,727	74,110
*	Tower Semiconductor Ltd.	3,260,081	71,494
	LogMeIn Inc.	1,078,864	70,860
	Entegris Inc.	1,436,088	68,932
	Teradyne Inc.	1,112,681	68,118
*	First Solar Inc.	1,278,910	66,235
*	HubSpot Inc.	421,278	65,340
*	Wix.com Ltd.	525,000	64,087
*	Ciena Corp.	1,680,776	62,390
	j2 Global Inc.	620,466	58,919
*	Arrow Electronics Inc.	725,889	57,549
	Science Applications International Corp.	691,272	57,113
*	Euronet Worldwide Inc.	407,304	57,051
*	GoDaddy Inc. Class A	822,021	53,456
*	RealPage Inc.	873,933	52,917
*	Inphi Corp.	726,000	52,185
	MAXIMUS Inc.	671,660	51,543
*	ON Semiconductor Corp.	2,437,350	49,722
*	ForeScout Technologies Inc.	1,560,000	47,986
*	Manhattan Associates Inc.	610,013	45,720
	Jack Henry & Associates Inc.	309,684	43,839
*	RingCentral Inc. Class A	271,152	43,796
	Monolithic Power Systems Inc.	289,580	43,414
*	SolarWinds Corp.	2,272,716	43,068
*	Aspen Technology Inc.	355,015	40,866
	MKS Instruments Inc.	361,710	39,144
*	IPG Photonics Corp.	288,113	38,688
*	Proofpoint Inc.	327,896	37,829
*	Shopify Inc. Class A	115,854	36,328
	Belden Inc.	690,859	35,427
	FLIR Systems Inc.	673,153	34,708
	SS&C Technologies Holdings Inc.	665,973	34,637
*	Envestnet Inc.	540,456	33,773
*,^	Cloudera Inc.	3,868,052	32,801
	Microchip Technology Inc.	331,135	31,223
	Presidio Inc.	1,854,707	30,788
*	Semtech Corp.	598,849	30,218
*	Guidewire Software Inc.	247,319	27,883
	Booz Allen Hamilton Holding Corp. Class A	395,370	27,822
*	Paycom Software Inc.	123,838	26,195
	Cognex Corp.	507,790	26,146
*	WEX Inc.	138,204	26,145
*	Trade Desk Inc. Class A	130,102	26,125
*	Tyler Technologies Inc.	95,855	25,739
*	Silicon Laboratories Inc.	234,892	24,955
	Switch Inc.	1,674,677	24,735
*	Nuance Communications Inc.	1,504,581	24,555

7

Vanguard® Explorer Fund

Schedule of Investments

October 31, 2019

		Shares	Market Value ($000)
*	Trimble Inc.	587,063	23,389
*	Zebra Technologies Corp.	97,132	23,105
*	Square Inc.	374,483	23,005
*	Q2 Holdings Inc.	312,751	22,359
*	FireEye Inc.	1,396,033	22,113
*	2U Inc.	1,187,701	21,290
*	Gartner Inc.	136,778	21,075
*	Fair Isaac Corp.	65,239	19,835
*	Palo Alto Networks Inc.	86,260	19,615
*	PROS Holdings Inc.	379,492	19,445
*	Carbonite Inc.	1,065,161	18,289
*	PTC Inc.	269,042	18,002
*	ANSYS Inc.	80,683	17,762
*	CyberArk Software Ltd.	171,908	17,462
*	Qualys Inc.	203,321	17,349
*	Anaplan Inc.	367,319	17,337
	Sabre Corp.	721,570	16,942
*	Dynatrace Inc.	831,740	16,826
	CDW Corp.	122,529	15,673
	Jabil Inc.	400,288	14,739
*	Workiva Inc. Class A	351,879	14,663
*	Smartsheet Inc. Class A	350,000	13,790
*	Synaptics Inc.	324,743	13,675
*	Atlassian Corp. plc Class A	111,397	13,456
	National Instruments Corp.	308,157	12,755
*	Box Inc.	738,460	12,495
*	Diodes Inc.	257,484	12,012
*	Cirrus Logic Inc.	172,282	11,708
*	8x8 Inc.	588,129	11,363
*	Zscaler Inc.	249,379	10,968
	TTEC Holdings Inc.	227,935	10,797
*	NCR Corp.	357,457	10,441
*	Unisys Corp.	1,008,161	10,344
*	Lattice Semiconductor Corp.	514,675	10,083
*	EPAM Systems Inc.	55,521	9,769
*	SMART Global Holdings Inc.	285,501	8,479
*	Everbridge Inc.	121,838	8,469
	CSG Systems International Inc.	143,831	8,290
*	Alteryx Inc. Class A	89,059	8,149
*	Coupa Software Inc.	58,545	8,049
*	Insight Enterprises Inc.	125,203	7,685
*	ChannelAdvisor Corp.	815,033	7,669
*	Fitbit Inc. Class A	1,225,153	7,571
*	A10 Networks Inc.	1,008,438	7,493
*	Enphase Energy Inc.	348,364	6,769
*,^	3D Systems Corp.	684,384	6,495
*	Teradata Corp.	207,046	6,197
*	Appfolio Inc.	60,905	5,922
*	Altair Engineering Inc. Class A	158,038	5,827
*	ePlus Inc.	73,492	5,742
*	SPS Commerce Inc.	107,453	5,670
*	Advanced Micro Devices Inc.	129,676	4,400
*	Paylocity Holding Corp.	41,119	4,219
*	Verint Systems Inc.	90,744	4,119
*,^	Paysign Inc.	317,778	3,426
	Hackett Group Inc.	201,447	3,406
	Broadridge Financial Solutions Inc.	27,088	3,392
*	Ceridian HCM Holding Inc.	67,633	3,263
*	Viavi Solutions Inc.	194,342	3,102
*,^	PagerDuty Inc.	131,043	3,013
*	Cerence Inc.	188,072	2,915
*	eGain Corp.	377,661	2,842
*	Avid Technology Inc.	406,274	2,744
*	Okta Inc.	24,989	2,726

8

Vanguard® Explorer Fund

Schedule of Investments

October 31, 2019

		Shares	Market Value ($000)
*	Diebold Nixdorf Inc.	359,341	2,515
	EVERTEC Inc.	74,914	2,292
*	Domo Inc.	141,009	2,267
*	OSI Systems Inc.	22,228	2,206
*	Virtusa Corp.	56,154	2,093
*	MicroStrategy Inc. Class A	13,000	1,992
*	Zuora Inc. Class A	125,268	1,785
*	Brightcove Inc.	161,944	1,540
*	Model N Inc.	48,437	1,443
*	Perficient Inc.	36,322	1,424
*	ACI Worldwide Inc.	41,204	1,293
*	Alarm.com Holdings Inc.	24,966	1,233
			3,644,128
Materials (3.4%)
	Louisiana-Pacific Corp.	2,757,600	80,605
	Carpenter Technology Corp.	1,357,409	66,540
	Smurfit Kappa Group plc	1,865,061	62,046
*	Summit Materials Inc. Class A	2,238,131	51,320
	Methanex Corp.	1,116,913	42,365
	Orion Engineered Carbons SA	2,263,715	37,487
	Minerals Technologies Inc.	737,291	36,459
*	Alcoa Corp.	1,385,700	28,809
	Graphic Packaging Holding Co.	1,166,438	18,266
	Scotts Miracle-Gro Co.	175,360	17,604
	Balchem Corp.	169,035	17,108
	Sealed Air Corp.	373,072	15,583
	Avery Dennison Corp.	114,589	14,651
	Royal Gold Inc.	121,673	14,046
*	Element Solutions Inc.	1,164,354	12,645
	Huntsman Corp.	424,399	9,392
	Boise Cascade Co.	216,507	7,744
*	Verso Corp.	314,607	4,606
*	Novagold Resources Inc.	202,280	1,473
*	AdvanSix Inc.	62,029	1,412
	Silgan Holdings Inc.	42,479	1,307
			541,468
Other (0.9%)
[3]	Vanguard Small-Cap ETF	945,721	147,939

Real Estate (3.7%)
	SBA Communications Corp. Class A	361,206	86,924
	PS Business Parks Inc.	367,380	66,330
	Life Storage Inc.	596,222	64,941
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	2,123,854	63,418
	Douglas Emmett Inc.	1,420,811	61,550
	Jones Lang LaSalle Inc.	406,000	59,487
	Xenia Hotels & Resorts Inc.	2,460,197	51,787
	CoreSite Realty Corp.	242,800	28,529
	National Health Investors Inc.	194,298	16,669
	Americold Realty Trust	400,000	16,036
^	Tanger Factory Outlet Centers Inc.	943,668	15,212
^	Omega Healthcare Investors Inc.	287,263	12,651
	EastGroup Properties Inc.	71,475	9,574
	GEO Group Inc.	531,168	8,084
	American Homes 4 Rent Class A	172,697	4,571
	Essential Properties Realty Trust Inc.	175,043	4,492
	Outfront Media Inc.	141,904	3,734
	Terreno Realty Corp.	60,592	3,418
	National Storage Affiliates Trust	91,836	3,138
	RMR Group Inc. Class A	62,869	3,043
	Four Corners Property Trust Inc.	105,868	3,033
	iStar Inc.	181,910	2,367
	CareTrust REIT Inc.	84,892	2,058
	American Assets Trust Inc.	37,930	1,857

9

Vanguard® Explorer Fund

Schedule of Investments

October 31, 2019

			Shares	Market Value ($000)
Alexander’s Inc.			3,944	1,362
				594,265
Utilities (0.6%)
Pattern Energy Group Inc. Class A			2,807,395	78,691
NRG Energy Inc.			330,908	13,276
Southwest Gas Holdings Inc.			67,607	5,902
				97,869
Total Common Stocks (Cost $12,194,115)				15,424,675

	Coupon
Temporary Cash Investments (5.2%)[1]
Money Market Fund (4.9%)
[4,5] Vanguard Market Liquidity Fund	1.984%		7,867,350	786,814

		Maturity Date	Face Amount ($000)
Repurchase Agreement (0.2%)
Deutsche Bank Securities, Inc. (Dated 10/31/19, Repurchase Value $38,102,000 collateralized by Federal National Mortgage Assn., 3.500%-4.500%, 1/1/43-6/1/48, with a value of $38,862,000)	1.750%	11/1/19	38,100	38,100

U.S. Government and Agency Obligations (0.1%)
[6] United States Treasury Bill	1.710%-2.215%	11/7/19	400	400
[6] United States Treasury Bill	1.997%-2.049%	12/26/19	19,275	19,229
				19,629
Total Temporary Cash Investments (Cost $844,474)				844,543
Total Investments (101.1%) (Cost $13,038,589)				16,269,218
Other Assets and Liabilities–Net (-1.1%)[5]				(180,723)
Net Assets (100%)				16,088,495

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $155,602,000.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.1% and 3.0%, respectively, of net assets.

2	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $163,923,000 was received for securities on loan, of which $163,458,000 is held in Vanguard Market Liquidity Fund and $465,000 is held in cash.
6	Securities with a value of $16,302,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

10

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© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA240 122019

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Explorer Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets—investments summary and statement of assets and liabilities of Vanguard Explorer Fund (the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
December 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7045 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)         Code of Ethics.

(b)        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:  December 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 18, 2019

VANGUARD EXPLORER FUND

BY:	/s/ JOHN BENDL*

JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: December 18, 2019

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 (see file Number 33-32216) and a Power of Attorney filed on October 30, 2019 (see file Number 811-02554), Incorporated by Reference.